Business Combinations And Dispositions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Business Combinations And Dispositions

16. BUSINESS COMBINATIONS AND DISPOSITIONS

Discontinued operations

On April 23, 2014, the Company entered into an agreement and completed the sale of NASDI, LLC and Yankee Environmental Services, LLC, its two former subsidiaries that comprised the historical demolition business.  Under the terms of the agreement, the Company received cash of $5,309 and retained the right to receive additional proceeds based upon future collections of outstanding accounts receivable and work in process existing at the date of close, including recovery of outstanding claims for additional compensation from customers, and net of future payments of accounts payable existing at the date of close, including any future payments of obligations associated with outstanding claims.  In the fourth quarter of 2013, the Company recorded a preliminary loss on disposal of assets held for sale in discontinued operations. The loss on disposal is subject to change based on the value of additional proceeds received on the working capital existing at the date of disposition.  The amount and timing of the working capital settlement and the amount and timing of the realization of additional net proceeds may be impacted by the litigation with the buyer of the historical demolition business (see Note 13). However, management believes that the ultimate resolution of these matters will not be material to the Company’s consolidated financial position or results of operations.

The results of the businesses have been reported in discontinued operations as follows:

2014
Revenue	$14,803

Loss before income taxes from discontinued operations	$(19,167)
Loss on disposal of assets held for sale	—
Income tax benefit	8,744
Loss from discontinued operations, net of income taxes	$(10,423)

Magnus Pacific acquisition

On November 4, 2014, the Company acquired Magnus Pacific Corporation (“Magnus”), a California corporation, for an aggregate purchase price of approximately $40 million. Magnus Pacific Corporation is engaged in the business of environmental remediation, geotechnical construction, demolition, and sediments and wetlands construction.

Under the terms of the acquisition, the aggregate purchase price is satisfied by payment of $25,000 paid at closing, the issuance of a promissory note and an earnout payment. In the event Magnus did not achieve minimum earnings before interest, taxes, depreciation and amortization, as adjusted in the 2015 fiscal year, the principal amount of the promissory note would be reduced. Magnus did not reach the minimum EBITDA threshold for 2015 designated in the secured promissory note; therefore, during the second quarter of 2015, the Company reduced the remaining fair value by $7,013 to zero and the corresponding change was reflected in general and administrative expenses.

Under the terms of the acquisition, the maximum potential aggregate earnout payment is $11,400 (the “Earnout Payment”) and will be determined based on the attainment of combined Adjusted EBITDA targets of Magnus and Terra, a wholly-owned subsidiary of the Company for the year ending December 31, 2019. During the third quarter of 2016, the Company signed an amendment to the Magnus, now referred to as GLEI, share purchase agreement which modified the terms of the Earnout Payment.  The Earnout payment remains at $11,400 and will be determined based on the attainment of an average Adjusted EBITDA target of GLEI for the years ending December 31, 2017, December 31, 2018 and December 31, 2019.  The Earnout Payment may be paid in cash or shares of the Company’s common stock, at the Company’s option.

The Company remeasures the fair value of the contingent Earnout Payment based on projections of the earnings target for the business. Based on the Company’s projections at September 30, 2016, GLEI is not expected to reach the minimum Adjusted EBITDA threshold designated in the amended share purchase agreement; therefore, during the third quarter 2016, the Company reduced the remaining fair value of $8,940 to zero and the corresponding change is reflected in general and administrative expenses and interest expense.

The purchase price has been allocated to the assets acquired and liabilities assumed using estimated fair values as of the acquisition date. Tangible assets acquired of $57,303 primarily were receivables and contract revenues in excess of billings of $41,067 and property and equipment of $11,573. Finite-lived intangible assets acquired of $8,422 were primarily related to acquired backlog and also include a non-compete agreement, patents and trade names. The acquired backlog was amortized on a straight-line basis over one year while all other finite-lived intangible assets are being amortized on a straight-line basis over five years. Liabilities assumed of $27,586, includes primarily $20,732 of accounts payable. Goodwill of $7,000 represents the excess of cost over the fair value of the net tangible and intangible assets acquired and is included in the environmental & infrastructure segment.

Concurrent with the closing of the acquisition of Magnus Pacific Corporation, the Company granted restricted stock unit awards to the shareholders representing the right to receive, in aggregate, up to 1,500 shares of Great Lakes’ common stock. Each award vests on March 31, 2020, subject to the applicable employee’s continuous employment with Great Lakes through such date and satisfaction of certain business milestones.

  The following unaudited pro forma financial information presents the consolidated results of operations of the Company as they may have appeared had the acquisition described above occurred as of January 1, 2013 for purposes of the unaudited pro forma consolidated statements of operations.

The unaudited pro forma consolidated financial information are provided for illustrative purposes only and do not purport to present what the actual results of operations would have been had the transaction actually occurred on the date indicated, nor does it purport to represent results of operations for any future period. The information does not reflect any cost savings or benefits that may be obtained through synergies among the operations of the Company.

2014
(Unaudited)
Revenue as reported	$806,831
Revenue of purchased businesses for the period prior to the acquisition	106,723
Pro forma revenue	$913,554

Net income attributable to common stockholders of Great Lakes Dredge & Dock Corporation	$10,295
Net income of Magnus including net income prior to acquisition and pro forma acquisition accounting adjustments	6,328
Pro forma net income attributable to common stockholders of Great Lakes Dredge & Dock Corporation	$16,623

The pro forma adjustments to net income represent amortization of intangibles established in purchase accounting, interest on the debt used to purchase Magnus and taxes on net income at the Company’s effective tax rate, all applied to the period prior to acquisition.

Other

During the fourth quarter of 2016, the Company sold assets associated with certain service lines of the environmental & infrastructure segment’s business, excluding assets supporting the remediation service line. In connection with the sale, the Company recorded a $2,758 loss to (gain) loss on sale of assets—net for the year ended December 31, 2016.

The Company recorded a $2,197 noncash bargain purchase gain on a small asset acquisition in 2014.